UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 13, 2017 (April 12, 2017)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment and Restatement of 2003 Equity Incentive Plan

On April 12, 2017, at the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Adobe Systems Incorporated (the “Company”), the Company’s stockholders approved the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) as amended to increase the available share reserve by 10 million shares as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 3, 2017 (the “Proxy Statement”). The amended 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended 2003 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the amended 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 12, 2017, the Company’s stockholders approved the five proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect ten members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy Banse	404,483,564	1,222,895	329,093	39,294,572
Edward Barnholt	399,527,679	5,253,282	1,254,591	39,294,572
Robert Burgess	401,665,094	4,032,513	337,945	39,294,572
Frank Calderoni	404,089,996	1,610,950	334,606	39,294,572
James Daley	398,309,136	7,388,490	337,926	39,294,572
Laura Desmond	404,112,612	1,619,822	303,118	39,294,572
Charles Geschke	401,184,834	4,565,875	284,843	39,294,572
Shantanu Narayen	394,284,526	10,221,939	1,529,087	39,294,572
Daniel Rosensweig	402,248,928	3,448,787	337,837	39,294,572
John Warnock	401,201,641	4,559,146	274,765	39,249,572

2.  Approve the Adobe Systems Incorporated 2003 Equity Incentive Plan to increase the available share reserve by 10 million shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
382,106,690	23,318,887	609,975	39,294,572

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on December 1, 2017.

Votes For	Votes Against	Abstentions	Broker Non-Votes
438,747,660	6,120,619	461,845	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
387,501,443	17,683,571	850,538	39,294,572

5.  Approve, on an advisory basis, the frequency of the advisory vote on executive compensation.

One Year	Two Years	Three Years	Abstentions
374,025,824	936,105	30,390,592	683,031

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 13, 2017	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X